Corporate Overview Exhibit 99.1

Disclaimer This presentation contains information that may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Inhibikase Therapeutics, Inc. (the “Company” or “we”) intends for the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” "should," “will,” "may”, “continue”, “assume”, “contemplate”, “could”, “design”, “due”, “goal”, “hope”, “might”, “plan”, “opportunity”, “predict”, “possible”, “potential”, “seek”, “strategy”, “would” and similar expressions that are predictions or indicate future events and future trends, or the negative of these terms or other comparable terminology. Such statements are subject to a number of assumptions, risks and uncertainties which may cause actual results, performance or achievements to be materially different from those anticipated in these forward-looking statements. You should read statements that contain these words carefully because they discuss future expectations and plans which contain projections of future clinical studies or trials, regulatory approvals, product candidate development, results of operations or financial condition, anticipated cash runway or capital requirements, or market opportunity or state other forward-looking information. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company's historical experience and our present expectations or projections. This presentation should be read in conjunction with the Company’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K, its quarterly Form 10-Q and any subsequent filings with the SEC (collectively, the “SEC Filings”). Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, our ability to execute clinical trials, including to evaluate IKT-001 as a treatment for pulmonary arterial hypertension, as well as such other factors that are set forth in the Company’s SEC filings, including under the caption "Risk Factors”.  Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of our internal estimates or research and no reliance should be made on any information or statements made in this presentation related to or based on such internal estimates and research. We do not intend our use or display of other entities’ names, trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of us by, any other entity.

Inhibikase & IKT-001: Pulmonary Arterial Hypertension (PAH) ~30% 5-year mortality1 HIGH UNMET NEED PAH is rare, progressive and life-threatening, with poor quality of life and high economic burden $8.3 billion2 market with antiproliferatives expected to drive rapid growth 45 meters placebo-adjusted 6MWD gain3 STRONG EFFICACY Imatinib is an antiproliferative TKI with potential best-in-class improvements in PVR and 6MWD (45 meters3) based on Phase 3 IMPRES and Phase 2 studies Imatinib is approved for Oncology indications but likely not approved for PAH because of a combination of adverse events and high discontinuation rate, but hit primary endpoint 1st oral once-daily anti-proliferative INFORMED DESIGN IKT-001 is a novel prodrug of imatinib designed to retain imatinib’s efficacy potential but with improved GI tolerability Titration-based Phase 3 IMPROVE-PAH study plus 2 decades of imatinib experience incorporated into study protocol Target: Improved study design with more patients “managed” to the highest tolerable dose increases probability of success Late Stage Phase 3 program currently enrolling POSITIONED TO EXECUTE Single pivotal Phase 3 enrolling now across 26 countries and 46 sites (and growing) Orphan drug designation, IP runway to 2044 & 505(b)(2) path Executive team with deep PAH / CV experience Cash runway to Phase 3 topline data readout4 PVR = pulmonary vascular resistance; 6MWD = 6-minute walk distance; GI = gastrointestinal | TKI = tyrosine kinase inhibitor Hoeper M, et al. Eur Respir J. 2017 (2) 2025 annual reports from Janssen, United Therapeutics, Liquidia, Bayer, and Merck (3 Placebo-adjusted 6MWD Improvement of 45m at Week 24 in patients at 400 mg for >50% of Treatment (4) Assuming the full and timely exercise of the outstanding Series A and B Warrants

Experienced Leadership with Deep Expertise in PAH CHRIS CABELL, MD MHS FACC Head of R&D, Chief Medical Officer MARK IWICKI Chief Executive Officer JOHN ADAMS, PHD Chief Scientific Officer DAVID McINTYRE BEC CPA LLB MBA Chief Financial Officer JEFF KAGY Chief Human Resource Officer TIM PIGOT Chief Commercial Officer

PAH is Progressive Disease Driven by Uncontrolled Cell Proliferation Proliferation of vascular cells drive vascular remodeling, raising pulmonary artery pressure and leading to progressive right ventricular heart failure and ultimately death PASMCs = Pulmonary artery smooth muscle cells; Vascular smooth muscle cells

# PAH: Orphan Disease with ~30% 5-Year Mortality Despite Aggressive Treatment

**~50,000**
People with PAH in the US[(1)]

**52 years**
Average age at diagnosis[(2)]

**~26,000**
People with PAH in the EU5[(1)]

**15**
Approved vasodilators
(across the prostacyclin, nitric oxide, and endothelin pathways)

**~80%**
Female[(2)]

**1**
Approved antiproliferative

## High Unmet Medical Need

**Progressive and Life Threatening**

- ~30% 5-year mortality[(3)] despite high diagnosis rate and specialist directed treatment with vasodilator therapies
- Progressively worsening symptoms

**Reduced Quality of Life**

- Chronic breathlessness, and fatigue
- Significant limitation on activities of daily living
- Dizziness, chest pain, anxiety and depression

**High Economic Burden**

- Average monthly U.S. healthcare costs ~$6,850-$15,650[(4)]
- Acute all cause hospitalization rate of 700 per 1000 patients per year among Medicare or Medicaid patients[(4)]
- Substantial indirect costs due to work loss, caregiver time and disability[(4)]

1 CVrG Market Strategies report Jun 2025; 2 Badlam et al; CHEST 2021; 3 Hoeper M, et al. Eur Respir J. 2017; 4 Watzger et al; Pharmacoeconomics 2025

6
INHIBIKASE THERAPEUTICS
CONFIDENTIAL

# Patient and Treatment Journey in PAH

## Progressive Pulmonary Vasculopathy Driving Right Heart Failure And Death

### Low Risk

3% Risk Of 1 Year Mortality

**WHO Functional Class 1&2**

**6MWD > 440 meters**

- No or Slight limitation of physical activity. Ordinary physical activity causes dyspnea, fatigue, chest pain, or near syncope

### Intermediate Risk

4-19% Risk Of 1 Year Mortality

**WHO Functional Class 3**

**6MWD 165 - 440 meters**

- Marked limitation in physical activity. Less than ordinary activity causes undue dyspnea, fatigue, chest pain or near syncope

### High Risk

>20% Risk Of 1 Year Mortality

**WHO Functional Class 4**

**6MWD < 165 meters**

- Inability to carry out any physical activity without symptoms. Signs of RHF. Discomfort increased by any physical activity. Dyspnea and fatigue present at rest

**1st Line of Therapy** ← →

**Add On Therapy With Declining Health Status** ← →

**First Line Therapy**

- Phosphodiesterase type 5 (PDE5) inhibitors plus endothelin receptor antagonist (ERA) combination

**Add-on Therapy**

- Oral / inhaled prostacyclin or Antiproliferative (sotatercept)

**Last Line Drug Therapy or Lung Transplant**

- Infused Prostacyclin, Antiproliferative (Sotatercept)

7 WHO=World Health Organization; 6MWD= 6 Minute Walk Distance

INHIBIKASE THERAPEUTICS
CONFIDENTIAL

# Antiproliferatives Expected to Rapidly Grow the PAH Market

**IKT-001 has the potential to be the First Once-Daily Oral Antiproliferative for PAH**

**Vasodilators**

Prostacyclin Pathway ($3.94B)

*Epoprostenol, Treprostinil, Iloprost, Selexipag*

Endothelin Pathway ($2.53B)

*Ambrisentan, Bosentan, Macitentan*

Nitric Oxide Pathway ($.42B)

*Sildenafil, Tadalafil, Riociguat*

**Antiproliferatives**

Activin Signaling ($1.44B)

*Sotatercept - subcutaneos injection*

**2025**
**$8.3 Billion***



$0.42B
$1.4B
$3.94B
$2.53B

**Antiproliferative Segment Could Reach $8 Billion by 2034****

- US sales of sotatercept expected to reach **$2–$2.5 Billion in 2026** and continue growing
- Antiproliferatives with unique **Disease Modifying Properties** & patient friendly administration expected to become a **Cornerstone of PAH Therapy**

* 2025 annual reports from Janssen, United Therapeutics, Liquidia, Bayer, and Merck; ** Assumes at least 32,000 annual regimens of an antiproliferative using a net price of $250k per regimen per year

8

INHIBIKASE THERAPEUTICS

CONFIDENTIAL

IKT-001

# IKT-001's Path to Best-in-Class in PAH

## IKT-001 On Track to be the First Oral Antiproliferative with a Strong Potential Profile

### 1 Class-Leading Efficacy*

**45 Meters***

**45m Placebo-adjusted Improvement** in Phase 3 IMPRES Study**

- IKT-001 has demonstrated pre-clinical efficacy in PAH comparable to imatinib

### 2 Improved Safety Profile*


INHIBIKASE
IKT-001
Tablets


IKT-001
imatinib
Intact in GI: enzymatic cleavage in blood
Novel Prodrug
Prodrug linker

**Improved GI Side Effect Profile**

**IKT-001 remains intact in the GI tract enabling 18X ↓ inhibition of c-Kit (implicated in GI side effects)**

- No negative effect on gastric emptying

ATS 2026

**Modernized Phase 3 Study Design**

- **12-week dose titration** to maximum tolerable dose, including potential for down titration
- Defined classification of **edema events between drug-related and clinical worsening**
- Exclusion of **anticoagulants**

IMPROVE-PAH

### 3 Clinical Benefits*



Oral


1x

Once-daily



Reduced Monitoring



Antiproliferative

* Potential profile – IKT-001 is in phase 3 clinical development
** Hoeper et al., Circ. 2013 Placebo-adjusted 6MWD Improvement of 45m at Week 24 in patients at 400 mg for >50% of Treatment | GI = Gastro-intestinal ; 6MWD = 6-minute walk distance

10

INHIBIKASE THERAPEUTICS

CONFIDENTIAL

# Imatinib Mechanism of Action Targets the Underlying Cause of PAH



Stem-cell factor
or
Platelet-derived growth factor
P
P
c-kit or platelet-derived growth factor receptor
ATP
ADP
Signal transduction
Gene expression
Proliferation
Imatinib
Pulmonary vasculature with aberrant cell proliferation
Normal pulmonary vasculature

- Overactive kinases implicated in aberrant cell proliferation and migration in the pulmonary vasculature
- Imatinib inhibits the tyrosine kinase activity of PDGFRs and c-Kit, blocking cell signaling that drives vascular remodeling
- Antiproliferative and proapoptotic anti-remodeling mechanisms confirmed with imatinib in human pulmonary artery cells[1]

Modified from Savage and Antman, 2005 and Barst, R J Clin Invest 2005 [1]Schermuly et al., JCI 2005

11

INHIBIKASE THERAPEUTICS
CONFIDENTIAL

Imatinib Demonstrated Reversal of PAH in Standard Animal Model1 Day 0 MCT d42 MCT d42/+imatinib Reversal of increased right ventricular pressure Improved survival Reversal of pulmonary vascular remodeling STI571 = imatinib; MCT = monocrotaline *P < 0.05 versus control; †P < 0.05 versus MCT at day 28 or hypoxia at day 21; ‡P < 0.05 versus MCT at day 42 or hypoxia at day 35. 1Schermuly et al., JCI 2005 Imatinib reverses pulmonary vascular remodeling, right ventricular pressure/remodeling and improves survival imatinib imatinib

# IKT-001 Retains Imatinib Efficacy & PAH Reversal Profile in Pre-Clinical Model

**Lung Histology**



Br
PA
Su/Hypoxia/Veh d43
PA
Br
Su/Hypoxia/IKT 100mpk d43

Legend: Perivascular to interstitial infiltration of lymphocytes, macrophages, and rare neutrophils (black arrows) is seen multifocally, in addition to increased alveolar macrophages (black arrowheads). Arterioles have a visibly thickened tunica media throughout; medial hypertrophy also seen in the captured pulmonary artery (PA) profile. A bronchiole (Br) is indicated.

ATS 2026

Background: Imatinib has previously been shown to reverse PAH in the Sugen-hypoxia Rat Model[1]

**Like imatinib, chronic treatment with IKT-001 reversed thickening of pulmonary arteries**

**IKT-001 dose dependently improved pulmonary hemodynamics including mPAP and demonstrated disease reversal**

**Mean Pulmonary Artery Pressure (mPAP)**



80
60
40
20
0
mPAP (mmHg)
#
#
*
**
Normox d43
SuHx d22
SuHx Veh d43
SuHx IKT 100
SuHx IKT 150
SuHx IMAT 100

# p<0.0001 vs normoxia, * p<0.0005 v SuHx Veh d43, **p<0.007 v SuHx Veh d43

(1) Schermuly et al., 2005.
Data presented at American Thoracic Society Conference in Orlando, May 2026

13

INHIBIKASE THERAPEUTICS

CONFIDENTIAL

# IKT-001 Dramatically Reduces GI Imatinib Exposure to Drive Tolerability*

## IKT-001 is Stable in the Gut and has Rapid Bioconversion in the Blood



Blood
IKT-001
Gut
Gut Wall
IKT-001
imatinib
enzymatic cleavage
Pro-drug linker

**Pre-absorption: IKT-001 Is Stable In Gut***

- **GI tract protected** from direct imatinib exposure
- **~20x less inhibition of tyrosine kinase activity** vs imatinib
- **2.5x improvement in GI tolerability** vs imatinib in non-human primates

**Post-absorption: Rapid & Complete Conversion In Blood**

- **Half-life of <5 minutes in** human plasma
- **No IKT-001 detected** in rat systemic plasma after 10 min

GI = gastrointestinal | *In preclinical studies – IKT data on file

INHIBIKASE THERAPEUTICS

CONFIDENTIAL

14

IKT-001 Has Reduced Gut Motility Impairment vs Imatinib *p<0.01 vs Control,  Data presented at American Thoracic Society Conference in Orlando, May 2026 1Data on file, 2Maeda 1992., Imatinib is a potent inhibitor of c-Kit c-Kit inhibition in gut pacemaker cells (ICC) causes gut motility disorders2 IKT-001 remains intact in the stomach and intestine and is 18X less potent at c-Kit than imatinib1 IKT-001 has No Effect on Gastric Emptying IKT-001 Not Statistically Different to Placebo Imatinib & Morphine Delay Gastric Emptying

# Additive Efficacy Via Combination of IKT-001 + Activin Signaling Inhibitor

## Activin Signaling Inhibitor (RAP – sotatercept surrogate) Plus IKT-001 in PAH Sugen-Hypoxia Model



Complementary Targets Converge to Drive Proliferation in PAH
Activin/TGFβ Signaling (Sotatercept)
PDGF Signaling (IKT-001 / Imatinib)
Sotatercept or RAP-011
Activin A
ALK4/5
SMAD2/3
SMAD4
PDGF
PDGFRα/β
P
Imatinib (TKI)
PI3K
AKT
RAS
MEK
ERK
Transcriptional Changes
Vascular Cell Proliferation and Remodeling



Mean Pulmonary Artery Pressure
mPAP (mmHg)
80
60
40
20
0
-24%
*
-27%
*
-52%
***
Normoxia
SuHx
SuHx IKT
SuHx RAP
SuHx IKT/RAP

- **Statistically significant additive improvements in PAH hemodynamics** achieved with combination treatment (IKT-001 + ASI)
- **Combination treatment** (IKT-001 + ASI) was **well tolerated**

*Pre-clinical data on file with IKT, * p<0.05 vs SuHx, *** p<0.0001 v SuHx IKT
. ASI = Activin Signaling Inhibitor

16

INHIBIKASE THERAPEUTICS
CONFIDENTIAL

Clinical Rationale

SAD Study in Healthy Volunteers Establishes Bioequivalence IKT Data on File; SAD: Single ascending dose study IKT-001 Dose Bioequivalent Imatinib Dose 300 mg QD 230 mg QD 400 mg QD 306 mg QD 500 mg QD 383 mg QD

IMPRES – Imatinib Phase 3 Study Randomized controlled trial to assess the efficacy and safety of imatinib once daily (n=202) Primary Endpoint Change in 6MWD at 24 weeks Secondary Endpoints Changes in hemodynamics (PVR, CO, mPAP, RAP) at 24 weeks Time to clinical worsening Weeks 0 4 8 12 16 20 24 Imatinib (n=103) Placebo (n=99) Short 2 Week Titration 200mg 400mg with ability to down titrate to 200mg if unable to tolerate 400mg Key Inclusion Criteria Functional Class II-IV 2 or more background PAH therapies PVR ≧ 800 dynes.s.cm-5 6MWD  ≥150 meters and ≤ 450 meters PVR = pulmonary vascular resistance; CO = cardiac output; mPAP = mean pulmonary atrial pressure; RAP = right atrial pressure; 6MWD = 6-minute walk distance IKT’s Phase 3 IMPROVE-PAH study uses a 12-week titration phase

IMPRES: Statistically Significant Improvements in Function & Hemodynamics Placebo-adjusted 32-meter improvement in 6MWD and 32% reduction in PVR at week 24 Majority of Subjects on 200 mg of Imatinib at End of Study IMPRES hit its primary endpoint along with key secondary endpoints PVR = Pulmonary Vascular Resistance; 6MWD= 6 Minute Walk Distance test Hoeper et al; Circulation 2013 Change in 6-Minute Walk Distance Change in Pulmonary Vascular Resistance Change in Cardiac Output

Imatinib Showed Comparable Efficacy to Sotatercept Majority of Sotatercept Subjects at Highest Dose While Majority of Imatinib Subjects at Lowest Dose Note: Head-to-head trials were not conducted with Sotatercept and Imatinib and these trials had different trial designs, patient enrollment criteria and treatment regimens. In addition, the applicable measurements for the referenced trials were observed over different time periods and using different assays. As a result, the safety data from these trials may not be directly comparable 10 Endpoint: Mean Treatment Difference = 32m Majority of patients at lowest dose of 200 mg 10 Endpoint: Median Treatment Difference = 33.4m Majority of patients at highest dose of 0.7 mg/kg Sotatercept Phase 3 STELLAR1 Imatinib Phase 3 IMPRES2 1Hoeper et al; NEJM 2023; 2Hoeper et al; Circulation 2013 6MWD

# IMPRES: Patients Able To Sustain 400mg Dose Showed Greater Improvements

## Placebo-adjusted 6MWD Improvement of 45m in Patients at 400mg for >50% of Treatment

### Changes in 6MWD at Week 24



Meters
60
50
40
30
20
10
0
50
22
5
45 meter placebo adjusted improvement in 6MWD
400mg for > 50% of treatment
400mg for < 50% of treatment
Placebo
N=40
N=24
N=79

(Baseline*: 355 meters imatinib; 366 meters placebo)

### Changes in PVR at Week 24



400mg for > 50% of treatment
400mg for < 50% of treatment
Placebo
0
-50
-100
-150
-200
-250
-300
-350
-400
-450
-500
-437
-371
-10
N=44
N=23
N=78

(Baseline*: 1202 dynes/sec/cm$^{-5}$ imatinib; 1181 dynes/sec/cm$^{-5}$ placebo)

*Baseline data is not available for the sub-population of patients on 400mg of imatinib for > 50% of treatment so baseline data above reflects entire study population.
PVR= Pulmonary vascular resistance; 6MWD = 6-minute walk distance
Hoeper et al; Circulation 2013 Suppl. Appendix

22

INHIBIKASE THERAPEUTICS
CONFIDENTIAL

1Hoeper et al; Circulation 2013 AE = Adverse event; GI = Gastrointestinal Imatinib n=103 (%) Placebo  n=98 (%) Adverse Events  100 (97) 94 (96) Nausea 57 (55) 23 (24) Peripheral edema 45 (44) 20 (20) Diarrhea 36 (35) 19 (19) Vomiting 31 (30) 10 (10) Periorbital edema 30 (29) 7 (7) IKT-001 and IMPROVE-PAH Study Design Combine to Mitigate IMPRES AE Challenges IKT-001 is designed to have an improved AE profile to enable patients to tolerate higher doses IMPROVE-PAH gradual up-dosing titration and modernized study design to reduce significant AEs and discontinuations Defined classification of edema events between drug-related and clinical worsening IKT-001 reduced c-Kit inhibition in the GI tract expected to reduce AEs Improved Protocol & Patient Management Targeting An Improved AE Profile To Help Patients Maintain Higher Doses Imatinib Phase 3 IMPRES1 Trial

# Recent Study* of Imatinib Supports Findings from IMPRES

## Doses between 200mg – 400mg delivered meaningful efficacy response

### Dose Dependent Improvement in Primary Endpoint



Change in Total Pulmonary Resistance (Percentage of Baseline)
Total Imatinib (AUC)
10
0
-10
-20
-30
-40
5000
10000
15000
20000
Imatinib
100 mg OD
200 mg OD
300 mg OD
400 mg OD
Higher exposure associated with larger treatment effect

Percentage change in total pulmonary resistance from baseline at 60 days in relation to plasma level (area under curve in µg*h/L) of imatinib at steady state (red-100mg QD, orange-200mg QD, cyan-300mg QD, blue-400mg QD)

### 2025 Publication Using Imatinib in PAH

PAH patients (13/17) with implanted devices to assess continuous cardiac function

Comparable patient characteristics and baseline PVR scores to modern PAH trials

Average lower dose than IMPRES nevertheless delivered significant reduction in TPR and improvement in 6MWD

Dose adjustments to address tolerability allowed most patients to remain in the study

*Rothman et al., AJRCCM 2025.

24

INHIBIKASE THERAPEUTICS
CONFIDENTIAL

Rapid & Sustained Hemodynamic Effect With Evidence of Disease Modification Imatinib Delivered a 24% Reduction in Total Pulmonary Resistance (TPR) Early & Continued Improvement 24% Reduction in TPR Early Improvement in TPR Slow return to BL 2 Slow return to baseline suggests disease modification 3 1 *Rothman et al., AJRCCM 2025.

IKT’s Clinical Program

Phase 3 Enrollment Ongoing

# IMPROVE-PAH Phase 3 Study of IKT-001


Phase 3 – Part A
Enrollment Continues Uninterrupted
Phase 3 – Part B
Double Blind Treatment (n=140)
n=70
1:1
n=70
300
400
500
Max Tolerated Dose QD
Placebo QD
BL
Wk4
Wk8
Wk12
Wk24
Interim Safety (n=50)
Interim Analysis PE: PVR (n=140)
Wk24
Extended Double Blind*
Treatment Continues for up to an Additional 24 Weeks
Double Blind Treatment (n=346)
n=173
1:1
n=173
300
400
500
Max Tolerated Dose QD
Placebo QD
BL
Wk4
Wk8
Wk12
Wk24
Primary Endpoint 6MWD (n=346)
Extended Double Blind*
Treatment Continues for up to an Additional 24 Weeks
Up to ~180 Sites

**Primary Endpoints:**

- PVR (Part A) & 6MWD (Part B)

**Key Secondary Endpoints:**

- Time to Clinical Worsening
- WHO Functional Class

**Key Inclusion / Stratification:**

- WHO Group 1 PAH
- Baseline Right Heart Catheter performed during screening period:
  - PVR of ≥400 dynes/sec/cm$^{-5}$ ; PCWP ≤15 mmHg; mPAP >20 mmHg
  - PVR enrichment criteria to ensure population baseline PVR >700 dynes/sec/cm$^{-5}$
- 6MWD ≥100 and ≤475 meters
- Previous sotatercept allowed if d/c 6 months prior to screening and no serious bleeding event history
- Stratification by PAH etiology and ERS/ESC Risk Score

*Patients completing Wk 48 may transition to Open Label Extension (OLE). Additionally, patients who have not completed follow-up at the time of study unblinding or who otherwise experience a clinically worsening event during the extended double blind treatment period may transition to OLE

27
INHIBIKASE THERAPEUTICS CONFIDENTIAL

# Power of Titration & Improved Study Design in IMPROVE-PAH

## 1 Gradual titration to max. tolerated dose to retain IMPRES efficacy

**P3: IMPRES**

200 — 400

Week 0 — Week 2

**Rapid 2-week escalation**

**Immediate down titration to lowest dose if not tolerating**

Equivalent dose*

Equivalent dose*

**P3: IMPROVE-PAH**

300 — 400 — 500 — 500 or MTD

Baseline — Week 4 — Week 8 — Week 12

**12-week gradual titration to max tolerated dose with stepdown allowed**

## 2 Improved administration to ↓ discontinuations

**Gradual Titration**
Slower pace to Cmax steady-state allows patient to adapt to IKT-001 and may decrease adverse events

**Flexible Dose Management**
Stepwise down-titration may keep participants on treatment at MTD and reduce discontinuations

**Nighttime Administration**
Taking IKT-001 at night may reduce the daytime burden of transient nausea or fatigue

**DESIGN OBJECTIVES**: Improved early tolerability → Fewer discontinuations → More patients reach / maintain effective exposure → Greater opportunity to realize maximal efficacy

28

P3: Phase 3. MTD = Maximum Tolerated Dose. Sources: Hoeper et al. Circulation. 2013;127:1128–1138; Gleevec (imatinib) U.S. Prescribing Information. * See slide 18 for precise bioequivalence

INHIBIKASE THERAPEUTICS
CONFIDENTIAL

# Why IMPROVE-PAH Phase 3 Has Higher Probability of Success

## Modern Phase 3 Design + IKT-001's Better Tolerability = Maximum Efficacy & Improved Trial Outcome

### Benefit of 20+ Years of Imatinib Clinical Experience

- ✓ **Gradual 12-week Titration** to max dose (vs 2 Weeks in IMPRES) ↑ **efficacy** ↓ **discontinuations**
- ✓ **45m 6MWD** for patients on high dose in IMPRES - ↑ **efficacy**
- ✓ **IKT-001 remains stable** in the gut with **18x ↓ in c-Kit inhibition** - ↑ **GI tolerability**
- ✓ **Defined guidance** for edema events - ↓ **discontinuations**
- ✓ **Exclusion of anticoagulants** - ↓ **events**
- ✓ **Independent adjudication** of worsening events - ↓ **event misclassifications**
- ✓ **Evening dosing** with water and meal - ↓ **transient nausea or fatigue**

"**Study-drug discontinuations were comparatively high** in the [IMPRES] study"[1]

"… causes may include … **a lack of experience with the use of imatinib** among PAH specialists"[1]

"… worsening events in the imatinib group… **transient…associated with known imatinib side effects rather than events reflecting disease progression**"[1]

[1]Hoeper et al. Circulation. 2013;127:1128-1138

29

INHIBIKASE THERAPEUTICS
CONFIDENTIAL

# IKT's Development and Projected Timelines

## IKT-001 Phase 3 Enrollment Ongoing

**26**
countries approved, including USA & EU

**46 of 180**
planned sites active

**✓ Q4 2025 – Q1 2026**
First Phase 3 site activated in Phase 3 IMPROVE-PAH Study

**✓ Q1 2026**
First patient enrolled in Part A (n=140); primary endpoint is PVR reduction

**✓ Mid 2026**
Received Orphan Drug Designation

**1H 2027**
Interim safety readout for Part A of Phase 3 IMPROVE-PAH Study (n=50)

**2H 2027**
Last patient Part A / first patient Part B of Phase 3 IMPROVE-PAH Study; enrollment continuous

**Mid 2028**
Unblinded Data (PVR reduction) readout for Part A of Phase 3 IMPROVE-PAH Study (n=120)

**End 2028**
Part B enrollment complete of Phase 3 IMPROVE-PAH Study (n=346)

**Mid 2029**
Topline 6MWD readout from Part B of Phase 3 IMPROVE-PAH Study (n=300)

30

INHIBIKASE THERAPEUTICS
CONFIDENTIAL

# Potential for the 1st Once-Daily Oral Antiproliferative


INHIBIKASE
IKT-001
Tablets

## Global Pivotal Phase 3 Program with Multiple Clinical Readouts

First Half 2027 – Interim Safety Readout

Mid 2028 – Part A - PVR Efficacy Data

Mid 2029 – Part B – 6MWD Efficacy

- ✓ Very High Unmet Need Market with 30%, 5 Year Mortality
- ✓ $8.3B market expected to rapidly grow to $14B by 2034[(1)]

- ✓ Antiproliferatives are the first disease modifying agents and expected to reshape the PAH treatment algorithm
- ✓ IKT-001 expected to be the first once-daily oral antiproliferative

- ✓ IKT-001 designed to maintain potential class leading 45 meter improvement in 6MWD
- ✓ Pro-drug expected to significantly improve GI tolerability

- ✓ Orphan Drug Designation & 505(b)(2) regulatory pathway
- ✓ Long intellectual property (NCE) potential through 2044
- ✓ Cash runway through Phase 3 Part B Topline Data readout*

[1]https://www.precedenceresearch.com/pulmonary-arterial-hypertension-market,
* Assuming the full and timely exercise of the outstanding Series A and Series B Warrants

6MWD= 6 Minute Walk Distance test, NCE= new chemical entity

31

INHIBIKASE THERAPEUTICS

CONFIDENTIAL

Thank You